                                AMENDMENT NO. 12
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 29, 2005, as follows:

      WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Global Real Estate Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund and to change the name of AIM Aggressive Allocation Fund to AIM Growth Allocation Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM COMBINATION STOCK & BOND FUNDS                        CHARGE          FEE              FEE
----------------------------------                        ------          ---              ---
PORTFOLIO - CLASS C SHARES
AIM Core Stock Fund                                        0.75%          0.25%           1.00%
AIM Total Return Fund                                      0.75%          0.25%           1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM COUNSELOR SERIES TRUST                                CHARGE          FEE              FEE
--------------------------                                ------          ---              ---
PORTFOLIO - CLASS C SHARES
AIM Advantage Health Sciences Fund                         0.75%           0.25%            1.00%
AIM Multi-Sector Fund                                      0.75%           0.25%            1.00%

                                                         MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
AIM EQUITY FUNDS                                          CHARGE           FEE             FEE
----------------                                          ------           ---             ---
PORTFOLIO - CLASS C SHARES
AIM Aggressive Growth Fund                                 0.75%          0.25%           1.00%
AIM Blue Chip Fund                                         0.75%          0.25%           1.00%

AIM Capital Development Fund                               0.75%          0.25%           1.00%
AIM Charter Fund                                           0.75%          0.25%           1.00%
AIM Constellation Fund                                     0.75%          0.25%           1.00%
AIM Dent Demographic Trends Fund                           0.75%          0.25%           1.00%
AIM Diversified Dividend Fund                              0.75%          0.25%           1.00%
AIM Emerging Growth Fund                                   0.75%          0.25%           1.00%
AIM Large Cap Basic Value Fund                             0.75%          0.25%           1.00%
AIM Large Cap Growth Fund                                  0.75%          0.25%           1.00%
AIM Mid Cap Growth Fund                                    0.75%          0.25%           1.00%
AIM Select Basic Value Fund                                0.75%          0.25%           1.00%
AIM Weingarten Fund                                        0.75%          0.25%           1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM FUNDS GROUP                                           CHARGE          FEE              FEE
---------------                                           ------          ---              ---
PORTFOLIO - CLASS C SHARES
AIM Balanced Fund                                          0.75%          0.25%            1.00%
AIM Basic Balanced Fund                                    0.75%          0.25%            1.00%
AIM European Small Company Fund                            0.75%          0.25%            1.00%
AIM Global Value Fund                                      0.75%          0.25%            1.00%
AIM International Small Company Fund                       0.75%          0.25%            1.00%
AIM Mid Cap Basic Value Fund                               0.75%          0.25%            1.00%
AIM Premier Equity Fund                                    0.75%          0.25%            1.00%
AIM Select Equity Fund                                     0.75%          0.25%            1.00%
AIM Small Cap Equity Fund                                  0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM GROWTH SERIES                                         CHARGE          FEE              FEE
-----------------                                         ------          ---              ---
PORTFOLIO - CLASS C SHARES
AIM Basic Value Fund                                       0.75%          0.25%           1.00%
AIM Conservative Allocation Fund                           0.75%          0.25%           1.00%
AIM Global Equity Fund                                     0.75%          0.25%           1.00%
AIM Growth Allocation Fund                                 0.75%          0.25%           1.00%
AIM Mid Cap Core Equity Fund                               0.75%          0.25%           1.00%
AIM Moderate Allocation Fund                               0.75%          0.25%           1.00%
AIM Moderate Growth Allocation Fund                        0.75%          0.25%           1.00%
AIM Moderately Conservative Allocation Fund                0.75%          0.25%           1.00%
AIM Small Cap Growth Fund                                  0.75%          0.25%           1.00%

                                                          MINIMUM
                                                           ASSET
                                                           BASED         MAXIMUM         MAXIMUM
                                                           SALES         SERVICE        AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS                            CHARGE           FEE             FEE
------------------------------                            ------           ---             ---
PORTFOLIO - CLASS C SHARES
AIM Asia Pacific Growth Fund                               0.75%          0.25%            1.00%
AIM European Growth Fund                                   0.75%          0.25%            1.00%
AIM Global Aggressive Growth Fund                          0.75%          0.25%            1.00%
AIM Global Growth Fund                                     0.75%          0.25%            1.00%
AIM International Core Equity Fund                         0.75%          0.25%            1.00%

AIM International Growth Fund                              0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM INVESTMENT FUNDS                                      CHARGE          FEE              FEE
--------------------                                      ------          ---              ---
PORTFOLIO - CLASS C SHARES
AIM Developing Markets Fund                                0.75%          0.25%            1.00%
AIM Global Health Care Fund                                0.75%          0.25%            1.00%
AIM Libra Fund                                             0.75%          0.25%            1.00%
AIM Trimark Endeavor Fund                                  0.75%          0.25%            1.00%
AIM Trimark Fund                                           0.75%          0.25%            1.00%
AIM Trimark Small Companies Fund                           0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM INVESTMENT SECURITIES FUNDS                          CHARGE           FEE              FEE
-------------------------------                          ------           ---              ---
PORTFOLIO - CLASS C SHARES
AIM Global Real Estate Fund                                0.75%          0.25%            1.00%
AIM High Yield Fund                                        0.75%          0.25%            1.00%
AIM Income Fund                                            0.75%          0.25%            1.00%
AIM Intermediate Government Fund                           0.75%          0.25%            1.00%
AIM Money Market Fund                                      0.75%          0.25%            1.00%
AIM Municipal Bond Fund                                    0.75%          0.25%            1.00%
AIM Real Estate Fund                                       0.75%          0.25%            1.00%
AIM Short Term Bond Fund                                   0.75%          0.25%            1.00%
AIM Total Return Bond Fund                                 0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM         MAXIMUM
                                                           SALES         SERVICE        AGGREGATE
AIM SECTOR FUNDS                                          CHARGE           FEE             FEE
----------------                                          ------           ---             ---
PORTFOLIO - CLASS C SHARES
AIM Energy Fund                                            0.75%          0.25%            1.00%
AIM Financial Services Fund                                0.75%          0.25%            1.00%
AIM Gold & Precious Metals Fund                            0.75%          0.25%            1.00%
AIM Health Sciences Fund                                   0.75%          0.25%            1.00%
AIM Leisure Fund                                           0.75%          0.25%            1.00%
AIM Technology Fund                                        0.75%          0.25%            1.00%
AIM Utilities Fund                                         0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS                           CHARGE          FEE              FEE
-------------------------------                           ------          ---              ---
PORTFOLIO - CLASS C SHARES
AIM Opportunities I Fund                                   0.75%          0.25%            1.00%
AIM Opportunities II Fund                                  0.75%          0.25%            1.00%
AIM Opportunities III Fund                                 0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM STOCK FUNDS                                          CHARGE           FEE              FEE
---------------                                          ------           ---              ---
PORTFOLIO - CLASS C SHARES
AIM Dynamics Fund                                          0.75%          0.25%            1.00%
AIM Mid Cap Stock Fund                                     0.75%          0.25%            1.00%
AIM Small Company Growth Fund                              0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                          ASSET
                                                          BASED         MAXIMUM          MAXIMUM
                                                          SALES         SERVICE         AGGREGATE
AIM TAX-EXEMPT FUNDS                                      CHARGE          FEE              FEE
--------------------                                      ------          ---              ---
PORTFOLIO - CLASS C SHARES
AIM High Income Municipal Fund                             0.75%          0.25%            1.00%

-------------
* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  April 29, 2005